UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2024

OUTDOOR SPECIALTY PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56301	46-4854952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3842 Quail Hollow Drive, Salt Lake City, Utah	84109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 560-5184

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a)(1) Previous Independent Accountant

(i)  Effective August 28, 2024, Outdoor Specialty Products, Inc. (the “Company”) dismissed GreenGrowth CPAs (“GreenGrowth”), as its principal independent registered public accounting firm.

(ii)  GreenGrowth’s audit report on our financial statements for our fiscal year ended September 30, 2023 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.  The report identified management’s assessment of the Company’s ability to continue as a going concern as a critical audit matter.

(iii)  The Company does not have an audit committee of its board of directors and the decision to change accountants was approved by the Company’s board of directors.

(iv)  During the Company’s fiscal year ended September 30, 2023, and the subsequent interim period through the date of this Current Report (i) there were no disagreements with GreenGrowth on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to GreenGrowth’s satisfaction, would have caused GreenGrowth to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(a)(2) New Independent Accountant

On August 28, 2024, the Company engaged MAC Accounting Group & CPAs, LLP (“MAC”), to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024.  The engagement was approved by the Company’s board of directors.

During the fiscal years ended September 30, 2023 and 2022 and the subsequent interim period through the date of this Current Report, neither the Company nor anyone acting on its behalf consulted with MAC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that MAC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(a)(3) Provision of Disclosure to Previous Independent Accountant

The Company provided GreenGrowth with a copy of this report on Form 8-K and requested GreenGrowth to furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation SK and, if not, stating the respects in which it does not agree.  The letter from GreenGrowth, dated September 4, 2024, is attached as Exhibit 16.1 to this Current Report.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	SEC Reference Number	Title of Document	Location

16.1	16	Letter of GreenGrowth CPAs dated September 4, 2024	This Filing

104		Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outdoor Specialty Products, Inc.
Date: September 4, 2024
	By:	/s/ Kirk Blosch
Name: Kirk Blosch
Title: President